UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 20, 2017

VIRTU FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37352	32-0420206
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

300 Vesey Street

New York, NY 10282

(Address of principal executive offices)

(212) 418-0100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion by Virtu Financial, Inc., a Delaware corporation (the “Company”), of the acquisition (the “Acquisition”) of Virtu KCG Holdings LLC, a Delaware limited liability company, formerly known as KCG Holdings, Inc. (“KCG”). Pursuant to the terms of the previously-announced Agreement and Plan of Merger, dated as of April 20, 2017 (the “Merger Agreement”), by and among the Company, Orchestra Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), and KCG, Merger Sub merged with and into KCG (the “Merger”), with KCG surviving the Merger as a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of KCG’s issued and outstanding shares of Class A common stock, par value $0.01 per share were cancelled and extinguished and converted into the right to receive $20.00 in cash, without interest, less any applicable withholding taxes.

Item 1.01              Entry into a Material Definitive Agreement

At the Effective Time, VFH Parent LLC (“VFH”), a wholly-owned subsidiary of Virtu Financial LLC (“Holdings”), a subsidiary of the Company, Holdings and each of Holdings’ wholly-owned domestic restricted subsidiaries that guarantees the Credit Agreement (as defined below), including KCG and certain of its subsidiaries, entered into a supplement to the Indenture, dated as of June 16, 2017 (as amended, restated, supplemented or otherwise modified prior to the Effective Time), by and among Orchestra Borrower LLC (the “Escrow Issuer”), Orchestra Co-Issuer, Inc. (the “Co-Issuer” and together with VFH, the “Issuers”) and U.S. Bank National Association, as trustee and collateral agent (the “Indenture”), pursuant to which (i) VFH assumed all of the obligations of the Escrow Issuer under the Indenture and the $500.0 million aggregate principal amount of 6.750% Senior Secured Second Lien Notes due 2022 of the Escrow Issuer and the Co-Issuer issued under the Indenture (the “Notes”) and (ii) Holdings and each of Holdings’ wholly-owned domestic restricted subsidiaries that guarantees the Credit Agreement, including KCG and certain of its subsidiaries and the Escrow Issuer, guaranteed the Notes on a senior secured second lien basis.

As of the Effective Time, the Notes and the related guarantees are secured by second-priority perfected liens, subject to certain exceptions, on substantially all of the Issuers’ and guarantors’ existing and future assets, including all material personal property, a pledge of the capital stock of the Issuers, the guarantors (other than Holdings) and the direct subsidiaries of the Issuers and the guarantors and up to 65.0% of the voting capital stock of any now-owned or later-acquired foreign subsidiaries that are directly owned by the Issuers or any of the guarantors, which assets will also secure the Term Loan Facility (as defined below) on a first-priority basis (the “Collateral”).

At the Effective Time, the Escrow Issuer, the Co-Issuer and KCG and certain of its subsidiaries entered into joinders to the guarantee and the collateral agreement relating to the Fourth Amended and Restated Credit Agreement, dated as of June 30, 2017 (as amended, restated, supplemented or otherwise modified prior to the Effective Time), by and among Holdings, and VFH, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and sole lead arranger and book runner (the “Credit Agreement”), pursuant to which such subsidiaries became guarantors of the $1,150.0 million first lien senior secured term loan (the “Term Loan Facility”) provided under the Credit Agreement and granted first priority liens on their assets to secure such obligations. Also at the Effective Time, under the terms of the Credit Agreement, VFH assumed all of the obligations of the Escrow Issuer in respect of the term loans issued under the Escrow Credit Agreement, dated as of June 30, 2017 (as amended, restated, supplemented or otherwise modified prior to the Effective Time), by and among the Escrow Issuer, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Escrow Credit Agreement”), and such term loans were then deemed to be outstanding under the Credit Agreement (the “Escrow Assumption”). Upon the effectiveness of the Escrow Assumption, the Escrow Credit Agreement and related credit documents automatically ceased to be of force or effect and were superseded by the provisions of the Credit Agreement, and all obligations under the Term Loan Facility became unconditionally guaranteed by Holdings and each of our existing direct and indirect wholly-owned domestic restricted subsidiaries (including, KCG and its wholly-owned domestic restricted subsidiaries), subject to certain exceptions, including exceptions for our broker dealer subsidiaries and certain immaterial subsidiaries. The obligations are secured by the Collateral.

The description of the terms of the Indenture set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on June 16, 2017 and the description of the terms of the Credit Agreement set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on July 7, 2017 is incorporated by reference into this Item 1.01.

Item 2.01.             Completion of Acquisition or Disposition of Assets.

Agreement and Plan of Merger

On July 20, 2017 (the “Closing Date”), the Company completed the Acquisition of KCG.  Pursuant to the terms of the Merger Agreement, by and among the Company, Merger Sub and KCG, Merger Sub merged with and into KCG, with KCG surviving the Merger as a wholly-owned subsidiary of the Company. Pursuant to the Merger Agreement, at the Effective Time, each of KCG’s issued and outstanding shares of Class A common stock, par value $0.01 per share were cancelled and extinguished and converted into the right to receive $20.00 in cash, without interest, less any applicable withholding taxes.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 21, 2017.

Stockholders Agreement

At the Effective Time, the previously-announced Stockholders Agreement (the “Stockholders Agreement”) by and among the Company, TJMT Holdings LLC, the holder of a majority of the voting power of the outstanding capital stock of the Company (the “Founder Member”), Aranda Investments Pte. Ltd. (“Temasek”), Havelock Fund Investments Pte Ltd. (an affiliate of Temasek) (“Havelock” and, together with Temasek, the “Temasek Entities”) and North Island Holdings I, LP (“NIH”) became effective.

The foregoing description of the Stockholders Agreement is qualified in its entirety by reference to the Stockholders Agreement, a copy of which was filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

Amended and Restated Registration Rights Agreement

At the Effective Time, the Registration Rights Agreement by and among the Company, the Founder Member, Havelock and certain direct or indirect or equityholders of the Company was terminated and the previously announced Amended and Restated Registration Rights Agreement by and among the Company, the Founder Member, the Temasek Entities, NIH and certain direct or indirect equityholders of the Company became effective.

The foregoing description of the Amended and Restated Registration Rights Agreement is qualified in its entirety by reference to the Amended and Restated Registration Rights Agreement, a copy of which was filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above, under Item 1.01, is incorporated herein by reference.

Item 3.02.             Unregistered Sales of Equity Securities.

Temasek Investment Agreement

At the Effective Time, the Company issued to Temasek 6,346,155 of the aggregate 8,012,821 shares of the Company’s Class A common stock, par value $0.00001 per share (the “Company Class A Common Stock”) pursuant to the previously-announced investment agreement with Temasek (as amended, the “Temasek Investment Agreement”) in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act for an aggregate purchase price of approximately $99.0 million. The Company expects the remaining 1,666,666 shares of the Company Class A Common Stock to be issued for an aggregate purchase price of approximately $26.0 million no later than October 6, 2017, subject to the satisfaction of certain regulatory conditions and there being no law or injunction restraining, enjoining, making illegal or otherwise prohibiting such issuance (collectively, the “Temasek Investment”).

The foregoing description of Temasek Investment Agreement is qualified in its entirety by reference to the Temasek Investment Agreement, a copy of which was filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

NIH Investment Agreement

At the Effective Time, the Company issued to NIH 39,725,979 of the aggregate 40,064,103 shares of the Company Class A Common Stock pursuant to the previously-announced investment agreement with NIH (as amended, the “NIH Investment Agreement”) in a private placement exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act for an aggregate purchase price of approximately $613.5 million. The Company expects the remaining 338,124 shares of the Company Class A Common Stock to be issued for an aggregate purchase price of approximately $5.2 million no later than October 6, 2017, subject to the satisfaction of certain regulatory conditions and there being no law or injunction restraining, enjoining, making illegal or otherwise prohibiting such issuance (collectively, the “NIH Investment”).

The foregoing description of the NIH Investment Agreement is qualified in its entirety by reference to the NIH Investment Agreement, a copy of which was filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

As a result of the Temasek Investment and the NIH Investment, there are 88,452,589 shares of the Company Class A Common Stock issued and outstanding as of the date of this Current Report on Form 8-K.  Upon the issuance of the remaining 1,666,666 shares of the Company Class A Common Stock to Temasek and the remaining 338,124 shares of the Company Class A Common Stock to NIH, there would be 90,457,379 shares of the Company Class A Common Stock issued and outstanding.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.

The information set forth above, under Item 2.01, is incorporated herein by reference.

At the Effective Time, pursuant to the NIH Investment Agreement, the Executive Chairman and Founder, Vincent J. Viola, resigned as Executive Chairman and was appointed as Chairman Emeritus, Robert Greifeld was appointed as the new Chairman and Glenn Hutchins was appointed as a member of the Board of Directors of the Company (the “Board”). Mr. Viola continues to remain as a member of the Board.

Messrs. Greifeld and Hutchins were appointed as a Class II director and a Class I director, respectively, and will serve as members of the Board’s new Strategy Committee.

Each of Messrs. Greifeld and Hutchins will be compensated for his service as a non-employee director in a manner similar to that described in the Company’s Definitive Proxy Statement on Schedule 14A filed on May 19, 2017 (File No. 001-37352) under “Executive Compensation — Compensation of our Directors.”

In connection with Messrs. Greifeld’s and Hutchins’ election to the Board, the Company has entered into an indemnification agreement with each of Messrs. Greifeld and Hutchins in substantially the same form as the indemnification agreement entered into with other directors of the Company that was previously filed with the SEC as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (File No. 001-37352). The indemnification agreement provides, in general, that the Company will indemnify each of Messrs. Greifeld and Hutchins to the fullest extent permitted by law in connection with his service to the Company or on the Company’s behalf.

Prior to their respective elections, each of Messrs. Greifeld and Hutchins has advised the Company that, to the best of his knowledge, neither he nor any of his immediate family members has been involved in any transactions with the Company or any of its subsidiaries, in each case, that are required to be disclosed pursuant to Item 404(a) of Regulation S-K, except as disclosed under Item 2.01 above.

Robert Greifeld, age 60, Mr. Greifeld is a principal of North Island Ventures and served as Chairman of the Board of Directors of The Nasdaq Stock Market LLC (“Nasdaq”) until May 10, 2017. Previously, Mr. Greifeld served as Chief Executive Officer of Nasdaq from 2003 to 2016. During his tenure, Mr. Greifeld led Nasdaq through a series of complex, innovative acquisitions that extended the company’s footprint from a single U.S. equity exchange to a global exchange and technology solutions provider, nearly quadrupling revenue, growing annual operating profits by more than 24 times and achieving a market value of over $11 billion. Mr. Greifeld is a member of the Business Roundtable and the Partnership for New York City, an organization devoted to enhancing the local economy. He is the Founder and Chairman of the USA Track & Field Foundation, which supports emerging athletes and inner city youth athletics. Mr. Greifeld holds a Masters in Business from New York University, Stern School of Business, and a B.A. in English from Iona College.

Glenn Hutchins, age 61, Mr. Hutchins is a principal of North Island Ventures and a co-founder of Silver Lake Partners. He is a director of AT&T Inc.; a director of the Federal Reserve Bank of New York; vice chairman of both the Brookings Institution and the Economic Club of New York; and a member of the Executive Committee of the New York Presbyterian Hospital. He is an owner and member of the Executive Committee of the Boston Celtics basketball team. Mr. Hutchins is a co-chairman of the Harvard University’s capital campaign. He is also a board member of the Center for American Progress as well as a Fellow of the American Academy of Arts and Sciences. Previously, Mr. Hutchins served President Clinton in both the transition and the White House as a special advisor on economic and health-care policy. He was also previously chairman of the board of SunGard Data Systems, Inc. and Instinet, Inc., and was a director of Nasdaq. Mr. Hutchins holds an A.B. from Harvard College, an M.B.A. from Harvard Business School, and a J.D. from Harvard Law School.

Item 7.01.             Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the Merger.  The press release is attached as Exhibit 99.1 hereto and is incorporated in its entirety into this Item 7.01 by reference.

The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited Consolidated Statements of Financial Condition as of December 31, 2016 and 2015 and the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014, and the related notes thereto, of KCG Holdings, Inc. are filed as Exhibit 99.2 through incorporation by reference to KCG Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016. At the Effective Time, KCG Holdings, Inc.’s name was changed to Virtu KCG Holdings LLC.

The unaudited Consolidated Statements of Financial Condition as of March 31, 2017 and the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the quarter ended March 31, 2017, and the related notes thereto, of KCG Holdings, Inc. are filed as Exhibit 99.3 through incorporation by reference to KCG Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017. At the Effective Time, KCG Holdings, Inc.’s name was changed to Virtu KCG Holdings LLC.

(b) Pro Forma Financial Information.

The unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of March 31, 2017 and Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended March 31, 2017 and for the year ended December 31, 2016, and the related notes thereto, are filed as Exhibit 99.4 through incorporation by reference to Virtu Financial, Inc.’s Definitive Information Statement on Schedule 14C filed on June 29, 2017.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release, dated July 20, 2017.

99.2

Audited Consolidated Statements of Financial Condition as of December 31, 2016 and 2015 and the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014, and the related notes thereto, of KCG Holdings, Inc. (incorporated herein by reference to KCG Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016). At the Effective Time, KCG Holdings, Inc.’s name was changed to Virtu KCG Holdings LLC.

99.3

Unaudited Consolidated Statements of Financial Condition as of March 31, 2017 and the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the quarter ended March 31, 2017, and the related notes thereto, of KCG Holdings, Inc. (incorporated herein by reference to KCG Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017). At the Effective Time, KCG Holdings, Inc.’s name was changed to Virtu KCG Holdings LLC.

99.4

Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of March 31, 2017 and Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended March 31, 2017 and for the year ended December 31, 2016, and the related notes thereto (incorporated herein by reference to Virtu Financial, Inc.’s Definitive Information Statement on Schedule 14C filed on June 29, 2017).

Forward-Looking Statements

Statements made in this Current Report on Form 8-K, which are not historical facts, including statements about the Company’s plans, projected financial results and liquidity, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in expectation of results of operations and liquidity; changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Current Report on Form 8-K. Such forward-looking statements include, without limitation, the Company’s beliefs, expectations, guidance, focus and/or plans regarding future events, as well as the timing of the completion of the Temasek Investment and the NIH Investment. Actual results may differ materially from such forward-looking statements for a number of reasons, including as a result of the risks described and other items in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2017. Additional important factors that could cause actual results to differ materially from those indicated by forward-looking statements include risks and uncertainties relating to: the parties being unable to successfully implement integration strategies or realize the anticipated benefits of the acquisition, including the possibility that the expected synergies and cost reductions from the acquisition will not be realized or will not be realized within the expected time period. Factors other than those referred to above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Virtu Financial, Inc.

	By:	/s/ Justin Waldie
	Name:	Justin Waldie
	Title:	Senior Vice President, Secretary and General Counsel

Dated: July 20, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release, dated July 20, 2017.

99.2

Audited Consolidated Statements of Financial Condition as of December 31, 2016 and 2015 and the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014, and the related notes thereto, of KCG Holdings, Inc. (incorporated herein by reference to KCG Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016). At the Effective Time, KCG Holdings, Inc.’s name was changed to Virtu KCG Holdings LLC.

99.3

Unaudited Consolidated Statements of Financial Condition as of March 31, 2017 and the Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statements of Changes in Equity and Consolidated Statements of Cash Flows for the quarter ended March 31, 2017, and the related notes thereto, of KCG Holdings, Inc. (incorporated herein by reference to KCG Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017). At the Effective Time, KCG Holdings, Inc.’s name was changed to Virtu KCG Holdings LLC.

99.4

Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition as of March 31, 2017 and Pro Forma Condensed Combined Consolidated Statement of Operations for the three months ended March 31, 2017 and for the year ended December 31, 2016, and the related notes thereto (incorporated herein by reference to Virtu Financial, Inc.’s Definitive Information Statement on Schedule 14C filed on June 29, 2017).